Filed Pursuant to Rule 433
                                                         File No.: 333-140740-01


The issuer has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-132106) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-877-858-5407 or by emailing Citigroup-DCM-Prospectus@citigroup.com.

Information in this material regarding any assets backing any securities discussed or referred to herein supersedes all prior information regarding such assets that is inconsistent with the information in this material. Citigroup Global Markets Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters") and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities discussed or referred to herein or derivatives thereof (including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantively similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded:

o disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;

o disclaimers of responsibility or liability;

o statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

o language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

o statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

o a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via the e-mail system pursuant to which this communication is being transmitted.

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C2

Certain Information Regarding Multifamily Mortgaged Properties


Control ID    Loan Seller   Property Name
--------------------------------------------------------------------------------
   20824       CWCapital    Sunbury Square Apartments
   20955       CWCapital    Eagle Mill Lofts
   21277       CWCapital    Casa Madrid Apartments
   21324       CWCapital    500-510 East Michigan
  21325-1      CWCapital    Riverwind at Alafaya Trail Apartments
   21378       CWCapital    512 South Third Street Apartments
  21434-1      CWCapital    Shadow Pines Apartments
  21510-1      CWCapital    Highland Orchard Apartments
   21521       CWCapital    Chatham Pines Apartments
  21737-1      CWCapital    Illinois Student Housing
  21737-1A                  807 West Oregon Street
  21737-1B                  811 West Oregon Street
  21737-1C                  810 West Oregon Street
  21737-1D                  102 East Gregory Drive
  21737-1E                  202 East John Street
   21807       CWCapital    Shadowridge Apartments
   21809       CWCapital    Caldwell Village Apartments
   21903       CWCapital    The Oaks Apartments
   21930       CWCapital    Hawaiian Apartments
 502860256      Wachovia    Peter Cooper Village & Stuyvesant Town Pool(2)
 502860256                  Stuyvesant Town
 502860256                  Deregulated - Stuyvesant Town
 502860256                  Stabilized - Stuyvesant Town
 502860256                  Peter Cooper Village
 502860256                  Deregulated - Peter Cooper Village
 502860256                  Stabilized - Peter Cooper Village
 502858927      Wachovia    Spring Park Apartments
 502858960      Wachovia    Villa du Lac Apartments
 502859063      Wachovia    Timber Hills Apartments
 502857903      Wachovia    The Grove at Asheville
 502859002      Wachovia    West End Terrace Apartments
 502858828      Wachovia    Park West
 502854558      Wachovia    Greenbryre Apartments
010-00001913    Artesia     75-81 Nassau Street
010-00001870    Artesia     Turnberry Apartments
010-00001865    Artesia     Advantage Point Apartments
010-00001882    Artesia     Cedar Springs Apartments
010-00001884    Artesia     Monopoly Park North Apartments
010-00001866    Artesia     Arrowood Village Apartments
010-00001881    Artesia     Country Club Apartments
010-00001791    Artesia     Village Walk Apartments



Control ID     Property Address
---------------------------------------------------------------------------------------------------------------------------------
   20824       2902 Sunbury Square
   20955       1418 W. Marshall Street
   21277       20919 Bloomfield Avenue
   21324       500-510 East Michigan Avenue
  21325-1      100 Riverwind Way
   21378       512 South Third Street
  21434-1      1067 Pitts Road
  21510-1      1190 Millcrest Walk
   21521       1020 Chatham Pines Circle
  21737-1      Various
  21737-1A     807 West Oregon Street
  21737-1B     811 West Oregon Street
  21737-1C     810 West Oregon Street
  21737-1D     102 East Gregory Drive
  21737-1E     202 East John Street
   21807       7000 College Avenue
   21809       3334 W. Caldwell Avenue
   21903       120 Oak Drive
   21930       1650 Pampas Lane
 502860256     Various
 502860256     317 Avenue C (General Management Office); Various Others
 502860256
 502860256
 502860256     4 Peter Cooper Road (Security Office); Various Others
 502860256
 502860256
 502858927     5801 Eubank Blvd NE
 502858960     62200 West End Boulevard
 502859063     800 Redfield Parkway
 502857903     600 Bulldog Drive
 502859002     4466 Greenwich Court
 502858828     357 Hillandale Road
 502854558     3500, 3508, 3520, 3530, 3533, 3535, 3541, 3542, 3545, 3549, 3555, 3542, 3538 Spanish Quarter Circle,
010-00001913   75-81 Nassau Street
010-00001870   1357 East 4500 South & 4411 South 1300 East
010-00001865   5038 North 55th Avenue
010-00001882   4835 N. Cedar Avenue
010-00001884   4064, 4062, 4056, 4055, 3971 & 3963 Supreme Court NW
010-00001866   4038 East McDowell Road
010-00001881   1705 Metrocrest Drive
010-00001791   407 West Gibson Street



                                                                           General            Specific                Cut-Off Date
                Property                     Property     Property        Property            Property                    Loan
Control ID        City           County       State       Zip Code          Type                Type                   Balance ($)
------------------------------------------------------------------------------------------------------------------------------------
   20824       Columbus        Franklin         OH          43219         Multifamily         Conventional             2,616,893
   20955       Richmond        Richmond City    VA          23320         Multifamily        Student Housing           3,946,717
   21277       Lakewood        Los Angeles      CA          90715         Multifamily         Conventional            15,000,000
   21324       Urbana          Champaign        IL          61801         Multifamily        Student Housing           5,500,000
  21325-1      Oviedo          Seminole         FL          32765         Multifamily        Student Housing          15,500,000
   21378       Champaign       Champaign        IL          61820         Multifamily        Student Housing          25,000,000
  21434-1      Atlanta         Fulton           GA          30350         Multifamily         Conventional            10,985,000
  21510-1      Conyers         Rockdale         GA          30012         Multifamily         Conventional             4,106,000
   21521       Winter Springs  Seminole         FL          32708         Multifamily         Conventional            13,500,000
  21737-1      Various         Champaign        IL        Various         Multifamily        Student Housing          11,525,000
  21737-1A     Urbana          Champaign        IL          61801         Multifamily        Student Housing           1,097,618
  21737-1B     Urbana          Champaign        IL          61801         Multifamily        Student Housing             823,215
  21737-1C     Urbana          Champaign        IL          61801         Multifamily        Student Housing           1,097,619
  21737-1D     Champaign       Champaign        IL          61820         Multifamily        Student Housing           3,109,921
  21737-1E     Champaign       Champaign        IL          61820         Multifamily        Student Housing           5,396,627
   21807       Bakersfield     Kern             CA          93306         Multifamily         Conventional            12,150,000
   21809       Visalia         Tulare           CA          93277         Multifamily         Conventional             7,500,000
   21903       Dunbar          Kanawha          WV          25064         Multifamily         Conventional             4,720,000
   21930       Anaheim         Orange           CA          92802         Multifamily         Conventional             2,960,000
 502860256     New York        New York         NY        Various         Multifamily         Conventional           250,000,000
 502860256     New York        New York         NY          10009         Multifamily         Conventional
 502860256
 502860256
 502860256     New York        New York         NY          10016         Multifamily         Conventional
 502860256
 502860256
 502858927     Albuquerque     Bernalillo       NM          87111         Multifamily         Conventional            20,160,000
 502858960     Slidell         Saint Tammany    LA          70461         Multifamily         Conventional            18,640,000
 502859063     Reno            Washoe           NV          89509         Multifamily         Conventional            15,125,000
 502857903     Asheville       Buncombe         NC          28801         Multifamily        Student Housing          14,800,000
 502859002     Saint Louis     Saint Louis      MO          63119         Multifamily         Conventional            12,000,000
 502858828     Greenville      Greenville       SC          29609         Multifamily         Conventional             8,000,000
 502854558     Charlotte       Mecklenburg      NC          28205         Multifamily         Conventional             6,650,000
010-00001913   New York        New York         NY          10038          Mixed Use       Multifamily/Retail         20,500,000
010-00001870   Salt Lake City  Salt Lake        UT          84124         Multifamily         Conventional            15,500,000
010-00001865   Glendale        Maricopa         AZ          85301         Multifamily         Conventional             6,100,000
010-00001882   Fresno          Fresno           CA          93726         Multifamily         Conventional             5,300,000
010-00001884   Bemidji         Beltrami         MN          56601         Multifamily        Student Housing           3,996,606
010-00001866   Phoenix         Maricopa         AZ          85008         Multifamily         Conventional             3,300,000
010-00001881   Carrollton      Dallas           TX          75006         Multifamily         Conventional             2,000,000
010-00001791   Jasper          Jasper           TX          75951         Multifamily         Conventional             1,518,128



                                                                                                                       Original
                  Cut-Off Date                                                                         Cut-Off          Term to
                  Loan Amount         Mortgage         Origination        UW NOI         UW NCF        Date LTV       Maturity or
Control ID       Per (Unit) ($)         Rate               Date          DSCR (x)        DSCR (x)       Ratio          ARD (Mos.)
-----------------------------------------------------------------------------------------------------------------------------------
   20824            $36,346           5.8500%            12/22/06          1.31x          1.22x         76.97%           120
   20955            $98,668           5.9900%            02/15/07          1.21x          1.17x         76.27%           120
   21277            $78,125           5.5400%            03/15/07          1.71x          1.64x         59.52%           120
   21324            $50,926           5.4040%            02/01/07          1.29x          1.20x         71.43%           120
  21325-1           $35,550           5.7070%            12/11/06          1.28x          1.26x         77.50%           120
   21378           $178,571           5.6400%            12/20/06          1.46x          1.44x         75.08%           120
  21434-1           $35,208           5.9000%            12/13/06          1.83x          1.72x         58.12%            60
  21510-1           $22,560           6.2370%            01/17/07          1.45x          1.31x         57.03%            60
   21521            $64,904           5.6460%            12/22/06          1.41x          1.35x         77.59%            60
  21737-1           $91,468           5.6000%            03/15/07          1.25x          1.20x         70.27%           120
  21737-1A          $91,468
  21737-1B          $91,468
  21737-1C          $91,468
  21737-1D          $91,468
  21737-1E          $91,468
   21807            $59,559           5.6380%            03/15/07          1.40x          1.33x         79.93%           120
   21809            $51,724           5.6380%            03/15/07          1.47x          1.38x         80.21%           120
   21903            $56,190           6.0880%            03/08/07          1.21x          1.15x         80.00%           120
   21930            $98,667           5.8300%            03/05/07          1.18x          1.14x         72.37%           120
 502860256         $267,213           6.4340%            11/17/06          1.74x           1.73         55.56%           120
 502860256
 502860256
 502860256
 502860256
 502860256
 502860256
 502858927          $67,200           5.4700%            02/27/07          1.39x           1.33         80.00%           120
 502858960          $79,658           5.7700%            02/13/07          1.28x           1.24         80.00%           120
 502859063          $85,938           5.5800%            01/29/07          1.24x           1.24         77.54%           120
 502857903          $96,104           5.7000%            02/28/07          1.26x           1.20         80.00%           120
 502859002          $61,538           5.6900%            02/01/07          1.46x           1.38         79.16%           120
 502858828          $22,284           5.6100%            01/30/07          1.43x           1.23         78.82%           120
 502854558          $38,218           5.7200%            03/02/07          1.39x           1.29         76.44%           120
010-00001913       $500,000           5.4300%            03/16/07          1.25x           1.23         61.38%           120
010-00001870        $54,577           5.5000%            01/24/07          1.99x           1.87         62.00%           120
010-00001865        $29,327           5.6900%            02/13/07          1.55x           1.29         73.49%           120
010-00001882        $56,989           5.8500%            03/28/07          1.37x           1.29         80.30%           120
010-00001884        $71,368           5.9100%            01/30/07          1.30x           1.25         79.93%           120
010-00001866        $26,613           5.6900%            02/13/07          1.64x           1.43         70.97%           120
010-00001881        $11,111           5.7200%            02/20/07          3.04x           2.72         29.03%           120
010-00001791        $17,450           5.7700%            12/13/06          1.52x           1.36         66.01%           120



                                                                  Average                     Average                     Average
                     Original                        Number      Contract       Number       Contract                    Contract
                      Amort           Number       of Studio      Rent -        of 1 BR       Rent -       Number of      Rent -
Control ID         Term (Mos.)       of Units        Units     Studio Units      Units      1 BR Units    2 BR Units    2 BR Units
------------------------------------------------------------------------------------------------------------------------------------
   20824               360               72            0             0             0             0            54           569
   20955               360               40            0             0            17           728            15           970
   21277                IO              192            0             0           128         1,014            64         1,315
   21324               360              108            0             0             8           531            93           628
  21325-1              360              436            0             0             0             0             2         1,300
   21378                IO              140            0             0             6           828            56         1,124
  21434-1               IO              312            0             0           144           665           140           805
  21510-1               IO              182            0             0             0             0           182           689
   21521                IO              208            0             0           120           735            64           928
  21737-1              360              126            0             0            19           TBD            71           TBD
  21737-1A                               12            0             0             0             0             0             0
  21737-1B                                9            0             0             0             0             0             0
  21737-1C                               12            0             0             0             0             0             0
  21737-1D                               34            0             0             0             0             0             0
  21737-1E                               59            0             0             0             0             0             0
   21807                IO              204            0             0            40           623           152           743
   21809                IO              145            8           531            48           660            80           774
   21903               360               84            0             0            18           615            66           705
   21930               360               30            0             0            22         1,014             6         1,225
 502860256              IO           11,227            0             0         5,740       Various         4,976       Various
 502860256                            8,746            0             0         4,531         1,566         3,725         1,809
 502860256                            2,459                                    1,435         2,518           946         3,068
 502860256                            6,287                                    3,096         1,125         2,779         1,380
 502860256                            2,481            0             0         1,209         1,771         1,251         2,014
 502860256                              730                                      433         2,825           294         3,829
 502860256                            1,751                                      776         1,183           957         1,457
 502858927              IO              300            0             0           228           643            72           845
 502858960             360              234            0             0           138           869            78         1,155
 502859063              IO              176            0             0            80           775            80           975
 502857903             360              154            0             0             0             0            14         1,087
 502859002              IO              195            8           625            64           729           123           930
 502858828              IO              359            0             0           175           404           184           546
 502854558             360              174            0             0            46           452            64           601
010-00001913            IO               41           19             0            15             0             7             0
010-00001870            IO              284            0             0            48           624            84           745
010-00001865           360              208           48           421           160           483             0             0
010-00001882            IO               93           24           577            28           664            41           739
010-00001884           360               56            0             0             0             0             4           800
010-00001866           360              124          124           457             0             0             0             0
010-00001881           360              180            0             0            44           684           100           802
010-00001791           300               87            0             0            38             0            48             0



                                   Average                     Average                     Average
                                   Contract                    Contract                    Contract
                     Number of      Rent -       Number of      Rent -       Number of      Rent -
Control ID          3 BR Units    3 BR Units    4 BR Units    4 BR Units    4+ BR Units   4+ BR Units
---------------------------------------------------------------------------------------------------------
   20824                 18           679             0             0             0             0
   20955                  8         1,507             0             0             0             0
   21277                  0             0             0             0             0             0
   21324                  7           623             0             0             0             0
  21325-1                 0             0           108         2,140             0             0
   21378                 30         1,641            48         2,002             0             0
  21434-1                28           983             0             0             0             0
  21510-1                 0             0             0             0             0             0
   21521                 24         1,103             0             0             0             0
  21737-1                14           TBD            13           TBD             9           TBD
  21737-1A                0             0             0             0             0             0
  21737-1B                0             0             0             0             0             0
  21737-1C                0             0             0             0             0             0
  21737-1D                0             0             0             0             0             0
  21737-1E                0             0             0             0             0             0
   21807                 12           829             0             0             0             0
   21809                  9           836             0             0             0             0
   21903                  0             0             0             0             0             0
   21930                  2         1,613             0             0             0             0
 502860256              472       Various             2       Various            37       Various
 502860256              452         1,949             1         4,950            37         2,574
 502860256               71         4,120             1         4,950             6         5,754
 502860256              381         1,544             0             0            31         1,958
 502860256               20         2,354             1         2,705             0             0
 502860256                3         6,520             0             0             0             0
 502860256               17         1,619             1         2,705             0             0
 502858927                0             0             0             0             0             0
 502858960               18         1,381             0             0             0             0
 502859063               16         1,175             0             0             0             0
 502857903              140         1,478             0             0             0             0
 502859002                0             0             0             0             0             0
 502858828                0             0             0             0             0             0
 502854558               64           685             0             0             0             0
010-00001913              0             0             0             0             0             0
010-00001870            152           953             0             0             0             0
010-00001865              0             0             0             0             0             0
010-00001882              0             0             0             0             0             0
010-00001884             44           884             8         1,038             0             0
010-00001866              0             0             0             0             0             0
010-00001881             36           899             0             0             0             0
010-00001791              1             0             0             0             0             0



                              Number
                             of Under
                            Renovation,                                                                                  Average
                             Model or                                           Utilities                   Total        Contract
                              Rental                               Occupancy     Tenant                   Number of      Rent per
Control ID                 Office Units                               Rate        Pays       Elevators    Homesites      Homesite
-----------------------------------------------------------------------------------------------------------------------------------
   20824                         0                                    94.44%    E,G,W,S          N             0             0
   20955                         0                                    97.50%       E             N             0             0
   21277                         3                                   100.00%      E,C            N             0             0
   21324                         0                                    99.07%      E,G            N             0             0
  21325-1                        0                                    99.54%      None           N             0             0
   21378                         0                                   100.00%      E,G            N             0             0
  21434-1                        2                                    93.91%    E,G,W,S          N             0             0
  21510-1                        1                                    82.42%       E             N             0             0
   21521                         3                                    96.63%     E,W,S           N             0             0
  21737-1                       TBD                                  100.00%      TBD           TBD            0             0
  21737-1A                       0                                   100.00%                                   0             0
  21737-1B                       0                                   100.00%                                   0             0
  21737-1C                       0                                   100.00%                                   0             0
  21737-1D                       0                                   100.00%                                   0             0
  21737-1E                       0                                   100.00%                                   0             0
   21807                         7                                    98.00%      E,G            N             0             0
   21809                         5                                    95.86%      E,G            N             0             0
   21903                         1                                    98.80%      E,G            N             0             0
   21930                         1                                   100.00%   E,G,W,S,T         N             0             0
 502860256                       0                                    98.35%      E,G            Y             0             0
 502860256                       0                                    98.53%      E,G            Y             0             0
 502860256                                                                                                     0             0
 502860256                                                                                                     0             0
 502860256                       0                                    97.70%      E,G            Y             0             0
 502860256                                                                                                     0             0
 502860256                                                                                                     0             0
 502858927                       0                                    90.68%   E, W, S, G        N             0             0
 502858960                       0                                    93.00%      E,W            N             0             0
 502859063                       0                                    95.00%   E, W, S, G        N             0             0
 502857903                       0                                    89.06%                     N             0             0
 502859002                       0                                    89.05%       E             N             0             0
 502858828                       0                                    82.42%      E,G            N             0             0
 502854558                       0                                    78.01%       E             N             0             0
010-00001913              1 - Manager Unit                           100.00%      None           N             0             0
010-00001870                     0                                    98.24%    E,W,S,T          N             0             0
010-00001865                1 model unit                              92.79%      None           N             0             0
010-00001882              1 - Manager Unit                            93.55%     E,S,G           N             0             0
010-00001884                     0                                    87.50%       E             N             0             0
010-00001866                1 shop unit                               94.35%      None           N             0             0
010-00001881         2 employee units (no rent)                       98.89%       E             N             0             0
              I discounted unit (2 bdrm @ $650 below avg rent)
010-00001791                     0                                    95.40%     E,T,G           N             0             0



                          Total      Total Gross
                          Gross      Income from        Total
               Number     Income      Retail and        Gross
                of RV    from RV      Commercial      Income of
Control ID      Sites     Sites          Uses         Property
------------------------------------------------------------------
   20824         0           0                $0              $0
   20955         0           0                $0              $0
   21277         0           0                $0              $0
   21324         0           0                $0              $0
  21325-1        0           0                $0              $0
   21378         0           0                $0              $0
  21434-1        0           0                $0              $0
  21510-1        0           0                $0              $0
   21521         0           0                $0              $0
  21737-1        0           0                $0              $0
  21737-1A       0           0                $0              $0
  21737-1B       0           0                $0              $0
  21737-1C       0           0                $0              $0
  21737-1D       0           0                $0              $0
  21737-1E       0           0                $0              $0
   21807         0           0                $0              $0
   21809         0           0                $0              $0
   21903         0           0                $0              $0
   21930         0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502860256       0           0                $0              $0
 502858927       0           0                $0              $0
 502858960       0           0                $0              $0
 502859063       0           0                $0              $0
 502857903       0           0                $0              $0
 502859002       0           0                $0              $0
 502858828       0           0                $0              $0
 502854558       0           0                $0              $0
010-00001913     0           0        $1,004,668      $2,371,532
010-00001870     0           0                $0      $2,792,834
010-00001865     0           0                $0      $1,219,936
010-00001882     0           0                $0        $777,940
010-00001884     0           0                $0        $609,858
010-00001866     0           0                $0        $742,196
010-00001881     0           0                $0      $1,697,909
010-00001791     0           0                $0        $422,758